Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of ____________, 2026 by and among Yesway, Inc., a Delaware corporation (the “Corporation”), and each Person identified on the Schedule of Holders attached hereto as of the date hereof (such Persons, collectively, the “Holders”).

RECITALS

WHEREAS, the Corporation is contemplating an offer and sale of its shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and such shares, the “Shares”), to the public in an underwritten initial public offering (the “IPO”);

WHEREAS, the Corporation desires to use a portion of the net proceeds from the IPO to purchase Common Units (as defined below) of BW Ultimate Parent, LLC, a Delaware limited liability company (the “LLC Company”), and the LLC Company desires to issue its Common Units to the Corporation in exchange for such portion of the net proceeds from the IPO;

WHEREAS, immediately prior to or simultaneously with the purchase by the Corporation of the Common Units, the Corporation, the LLC Company and the Holders and certain other parties will enter into that certain Fourth Amended and Restated Limited Liability Company Agreement of the LLC Company (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified form time to time, the “LLC Agreement”);

WHEREAS, in connection with the closing of the IPO, (i) the Corporation will become the sole managing member of the LLC Company, (ii) under the LLC Agreement, the equity interests held by the Holders and the other equity owners in the LLC Company prior to such time will be cancelled and new Common Units (as defined in the LLC Agreement, the “Common Units”) of the LLC Company will be issued, (iii) each Holder will become a non-managing member of the LLC Company but otherwise continue to hold Common Units in the LLC Company, and (iv) in consideration of the Corporation acquiring the Common Units and becoming the managing member of the LLC Company and for other good consideration, the LLC Company has provided the Holders with a redemption right pursuant to which the Holders can redeem their Common Units for, at the Corporation’s option, shares of Class A Common Stock or cash on the terms set forth in the LLC Agreement; and

WHEREAS, in connection with the IPO and the transactions described above, the Corporation has agreed to grant to the Holders certain rights with respect to the registration of the Registrable Securities (as defined below) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.                Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“Acquired Common” has the meaning set forth in Section 15.

“Additional Holder” has the meaning set forth in Section 15, and shall be deemed to include each such Person’s Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Adverse Disclosure” means public disclosure of material non-public information which, in the Board’s judgment, after consultation with outside legal counsel to the Corporation, (i) would be required to be made in any report or Registration Statement filed with the SEC by the Corporation so that such report or Registration Statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such report or Registration Statement; and (iii) the Corporation has a bona fide business purpose for not disclosing publicly at such time.

“Affiliate” of any Person means any other Person controlled by, controlling or under common control with such Person; provided that the Corporation and its Subsidiaries shall not be deemed to be Affiliates of any Holder. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Affiliate Transferee” means, with respect to any Person, any Transferee that is an Affiliate of such Person.

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” shall have the meaning set forth in Rule 405.

“Board” means the board of directors of the Corporation.

“Brookwood” means Brookwood Financial Partners, LLC, a Delaware limited liability company, certain funds affiliated with Brookwood Financial Partners, LLC and other entities over which Brookwood Financial Partners, LLC has voting control.

“Brookwood Holders” means the entities designated as Brookwood Holders on the Schedule of Holders (the “Brookwood Members”), any Affiliate of the Brookwood Members, any of its Affiliate Transferees and any Affiliate Transferee of any of the foregoing.

“Business Day” means any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in the clause (i) or (ii) above.

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“Class A Common Stock” has the meaning set forth in the recitals.

“Class B Common Stock” means the Corporation’s Class B common stock, par value $0.0001 per share.

“Common Units” has the meaning set forth in the recitals.

“Corporation” has the meaning set forth in the recitals.

“Demand Delay” has the meaning set forth in Section 3(a).

“Demand Period” has the meaning set forth in Section 3(c).

“Demand Registration” has the meaning set forth in Section 3(a).

“Eligible Demand Participation Holders” means each of the Brookwood Holders and any other Holders that the Brookwood Holders have designated as Eligible Demand Participation Holders.

“Eligible Take-Down Holders” means each of the Brookwood Holders and any other Holders that the Brookwood Holders have designated as Eligible Take-Down Holders, in each case, to the extent it is a Shelf Holder.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free-writing prospectus, as defined in Rule 405.

“Holder” has the meaning set forth in the recitals, and shall be deemed to include their respective Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder or who may join as party to this Agreement as an Additional Holder.

“Indemnified Party” has the meaning set forth in Section 7(b).

“Indemnifying Party” has the meaning set forth in Section 7(b).

“Initiating Holder” means one or more Brookwood Holders, or any Brookwood Affiliate Transferee to whom a Brookwood Holder has transferred rights pursuant to Section 9 below, acting pursuant to Section 2(d) and Section 3(a).

“IPO” has the meaning set forth in the recitals.

“Joinder” has the meaning set forth in Section 15.

“LLC Agreement” has the meaning set forth in the recitals.

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“LLC Company” has the meaning set forth in the recitals.

“Majority Holders” has the meaning set forth in Section 2(d).

“Marketed” means an Underwritten Shelf Take-Down that involves the use or involvement of a customary “road show” (including an “electronic road show”) or other substantial marketing effort by underwriters over a period of at least 48 hours.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 2(d).

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act.

“Non-Marketed” means an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down.

“Opt-Out Request” has the meaning set forth in Section 17(c).

“Permitted Transferee” shall have the meaning set forth in the LLC Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Corporation pursuant to an offering registered under the Securities Act, whether by the Corporation, by Holders and/or by any other holders of the Corporation’s Capital Stock.

“register”, “registered” and “registration” means a registration effected pursuant to a registration statement filed with the SEC (the “Registration Statement”) in compliance with the Securities Act, and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

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“Registrable Securities” means (i) any Class A Common Stock issued by the Corporation in a Share Settlement in connection with (x) the redemption by the LLC Company of Common Units owned by any Holders or (y) at the election of the Corporation, in a direct exchange for Common Units owned by any Holder, in each case in accordance with the terms of the LLC Agreement, (ii) any Capital Stock of the Corporation or of any Subsidiary of the Corporation issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization, and (iii) any other Shares owned, directly or indirectly, by Holders. As to any particular Registrable Securities owned by any Person, such securities shall cease to be Registrable Securities (a) on the date such securities have been sold or distributed pursuant to a Public Offering, (b) on the date such securities have been sold in compliance with Rule 144 following the consummation of the IPO, (c) on the date such securities have been repurchased by the Corporation or a Subsidiary of the Corporation or (d) on the date the Holder which, together with his, her or its Permitted Transferees, beneficially owns less than one percent (1%) of the Capital Stock of the Corporation that is outstanding at such time and such Holder is able to dispose of all of its Registrable Securities pursuant to Rule 144 in a single transaction without volume limitation or other restrictions on transfer thereunder (subject to the demand rights of any Initiating Holder in Section 3(a)) and the Corporation has delivered an opinion of counsel reasonably satisfactory to the transfer agent of the Corporation’s equity securities certifying that such Registrable Securities may be so sold. For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided a holder of Registrable Securities may only request that Registrable Securities in the form of Capital Stock of the Corporation that is registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement. For the avoidance of doubt, while Common Units and shares of Class B Common Stock may constitute Registrable Securities, under no circumstances shall the Corporation be obligated to register Common Units or shares of Class B Common Stock, and only Shares issuable upon redemption or exchange of Common Units will be registered.

“Registration Expenses” means any and all expenses incident to the performance by the Corporation of its obligations under this Agreement, including (i) all SEC or stock exchange registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA (or any successor provision), and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (v) the fees and disbursements of counsel for the Corporation and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance, (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Corporation so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (vii) the reasonable fees and out-of-pocket expenses of one counsel for the Brookwood Holders, (viii) the costs and expenses of the Corporation relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including Expenses incurred by the Brookwood Holders in connection therewith) and (ix) any other fees and disbursements customarily paid by the issuers of securities.

“Restricted Shelf Take-Down” has the meaning set forth in Section 2(d).

“Restricted Shelf Take-Down Notice” has the meaning set forth in Section 2(d).

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“Restricted Take-Down Selling Holders” has the meaning set forth in Section 2(d).

“Rule 144,” “Rule 158,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the SEC, as the same shall be amended from time to time, or any successor rule then in force.

“Schedule of Holders” means the schedule attached to this Agreement entitled “Schedule of Holders,” which shall reflect each Holder from time to time party to this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“SEC” means the Securities and Exchange Commission.

“Share Settlement” shall have the meaning set forth in the LLC Agreement.

“Shares” has the meaning set forth in the recitals.

“Shelf Holder” means any Holder that owns Registrable Securities that have been registered on a Shelf Registration Statement.

“Shelf Registration Notice” has the meaning set forth in Section 2(a).

“Shelf Registration Statement” means a Registration Statement of the Corporation filed with the SEC on Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the SEC) covering the Registrable Securities, as applicable.

“Shelf Take-Down” means any offering or sale of Registrable Securities initiated by an Initiating Holder pursuant to a Shelf Registration Statement.

“Shelf Take-Down Initiating Holder” has the meaning set forth in Section 2(d).

“Shelf Suspension” has the meaning set forth in Section 2(c).

“Subsidiary” means, with respect to the Corporation, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by the Corporation, or (ii) if a limited liability company, partnership, association or other business entity, either (x) a majority of the Capital Stock of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of managers, general partners or other oversight board vested with the authority to direct management of such Person is at the time owned or controlled, directly or indirectly, by the Corporation or (y) the Corporation or one of its Subsidiaries is the sole manager or general partner of such Person.

“Take-Down Participation Notice” has the meaning set forth in Section 2(d).

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“Take-Down Tagging Holders” has the meaning set forth in Section 2(d).

“Third Party Holder” means any holder (other than a Holder) of Shares who exercises contractual rights to participate in a registered offering of Shares.

“Third Party Shelf Holder” means any Third Party Holders whose Registrable Securities are registered on a Shelf Registration Statement on which Registrable Securities of the Holders are also registered.

“Transferee” means any Person to whom any Holder directly or indirectly transfers Registrable Securities in accordance with the terms hereof.

“Underwritten Shelf Take-Down” has the meaning set forth in Section 2(d).

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 2(d).

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Section 2.                Shelf Registration.

(a)            Filing. Subject to the Corporation’s rights under Section 2(c), for so long as the Initiating Holder holds any Registrable Securities, the Corporation hereby agrees that it shall, upon request by the Initiating Holder, upon the Corporation becoming eligible to file and use a Shelf Registration Statement, use its reasonable best efforts to (i) file a Shelf Registration Statement (which Shelf Registration Statement shall be designated by the Corporation as an Automatic Shelf Registration Statement if the Corporation is a WKSI at the time of filing such Shelf Registration Statement with the SEC), as will permit or facilitate the sale and distribution of all Registrable Securities owned by the Holders (or such lesser amount of the Registrable Securities of any Holder as such Holder shall request to the Corporation in writing), and (ii) cause such Shelf Registration Statement to become effective as promptly as reasonably practicable after the Company becomes eligible to file and use a Shelf Registration Statement. No later than ten (10) Business Days prior to the filing of such Shelf Registration Statement, the Corporation shall give written notice to all Holders (a “Shelf Registration Notice”) of the anticipated date of the filing of such Shelf Registration Statement. If the Corporation is permitted by applicable law, rule or regulation to add selling securityholders or additional Registrable Securities, as applicable, to a Shelf Registration Statement without filing a post-effective amendment, a Holder that requested that not all of its Registrable Securities be included in a Shelf Registration Statement that is currently effective may request the inclusion of such Holder’s Registrable Securities (such amount not in any event to exceed the total Registrable Securities owned by such Holder) in such Shelf Registration Statement at any time or from time to time, and the Corporation shall add such Registrable Securities to the Shelf Registration Statement as promptly as reasonably practicable, and such Holder shall be deemed a Shelf Holder. The Corporation shall also use its reasonable best efforts to file any replacement or additional Shelf Registration Statement and use reasonable best efforts to cause such replacement or additional Shelf Registration Statement to become effective prior to the expiration of the initial Shelf Registration Statement filed pursuant to this Section 2(a).

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(b)            Continued Effectiveness. The Corporation shall use its reasonable best efforts to keep such Shelf Registration Statement filed pursuant to this Section 2 hereof, including any replacement or additional Shelf Registration Statement, continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable by the Shelf Holders until the earlier of (i) the date as of which all Registrable Securities registered by such Shelf Registration Statement have been sold or cease to be Registrable Securities and (ii) such shorter period as the Initiating Holders may determine.

(c)            Suspension of Filing or Registration. If the Corporation shall furnish to the Holders (if a Shelf Registration Statement has not yet become effective) or the Shelf Holders (after a Shelf Registration Statement has become effective), a certificate signed by the chief executive officer or other senior executive of the Corporation, stating that the filing, effectiveness or continued use of the Shelf Registration Statement would require the Corporation to make an Adverse Disclosure, then the Corporation shall have a period of not more than sixty (60) days or such longer period as the applicable Initiating Holder shall consent to in writing, within which to delay the filing or effectiveness (but not the preparation) of such Shelf Registration Statement or, in the case of a Shelf Registration Statement that has been declared effective, to suspend the use by Shelf Holders of such Shelf Registration Statement (in each case, a “Shelf Suspension”); provided, however, that, unless consented to in writing by the applicable Initiating Holder, the Corporation shall not be permitted to exercise in any twelve (12) month period (i) more than two (2) Shelf Suspensions pursuant to this 2(c) and Demand Delays pursuant to Section 3(a)(ii) in the aggregate or (ii) aggregate Shelf Suspensions pursuant to this Section 2(c) and Demand Delays pursuant to Section 3(a)(ii) of more than one hundred twenty (120) days. Each Holder shall keep confidential the fact that a Shelf Suspension is in effect, the certificate referred to above and its contents for the permitted duration of the Shelf Suspension or until otherwise notified by the Corporation, except (A) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law, rule or regulation. In the case of a Shelf Suspension that occurs after the effectiveness of the Shelf Registration Statement, the Shelf Holders agree to suspend use of the applicable Prospectus for the permitted duration of such Shelf Suspension in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the certificate referred to above. The Corporation shall immediately notify the Holders or Shelf Holders, as applicable, upon the termination of any Shelf Suspension, and (i) in the case of a Shelf Registration Statement that has not been declared effective, shall promptly thereafter file the Shelf Registration Statement and use its reasonable best efforts to have such Shelf Registration Statement declared effective under the Securities Act and (ii) in the case of an effective Shelf Registration Statement, shall amend or supplement the Prospectus, if necessary, so it does not contain any material misstatement or omission prior to the expiration of the Shelf Suspension and furnish to the Shelf Holders such numbers of copies of the Prospectus as so amended or supplemented as the Shelf Holders may reasonably request. The Corporation agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by the Corporation for the shelf registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Shelf Holders of a majority of the Registrable Securities then outstanding.

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(d)            Shelf Take-Downs.

(i)             Generally. Subject to the terms and provisions of this Agreement, for so long as the Initiating Holder (the “Shelf Take-Down Initiating Holder”) may initiate a Shelf Take-Down pursuant to this Section 2(d), at the option of such Shelf Take-Down Initiating Holder, such Shelf Take-Down (a) may be in the form of an Underwritten Shelf Take-Down or a Shelf Take-Down that is not an Underwritten Shelf Take-Down and (b) in the case of an Underwritten Shelf Take-Down, may be Non-Marketed or Marketed, in each case, as shall be specified in the written demand delivered by the Shelf Take-Down Initiating Holder to the Corporation pursuant to the provisions of this Section 2(d). Notwithstanding anything contained in this Section 2(d), no Shelf Take-Down Initiating Holder, other than the Brookwood Holders, shall have the right to initiate a Shelf Take-Down if such Shelf Take-Down Initiating Holder could sell or otherwise distribute its Registrable Securities pursuant to Rule 144 promulgated under the Securities Act in a single transaction without any volume or manner of sale limitations.

(ii)            Underwritten Shelf Take-Downs.

(a)            A Shelf Take-Down Initiating Holder may elect in a written demand delivered to the Corporation (an “Underwritten Shelf Take-Down Notice”) for any Shelf Take-Down that it has initiated (including any Restricted Shelf Take-Down) to be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”), and the Corporation shall, if so requested, file and effect an amendment or supplement of the Shelf Registration Statement for such purpose as soon as practicable but in no event later than twenty (20) days after the delivery of such Underwritten Shelf Take-Down Notice; provided, that any such Underwritten Shelf Take-Down must involve the offer and sale by such Shelf Take-Down Initiating Holders of Registrable Securities having a reasonably anticipated net aggregate offering price (after deduction of underwriter commissions and offering expenses) of at least $50,000,000 unless such Underwritten Shelf Take-Down is for all of the Registrable Securities then held by the Initiating Holders and their respective Permitted Transferees (in which case there is no minimum other than the inclusion of all of such Registrable Securities). The Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Shelf Take-Down shall have the right to select the underwriter or underwriters to administer such Underwritten Shelf Take-Down; provided, that such underwriter or underwriters shall be reasonably acceptable to the Corporation.

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(b)            With respect to any Underwritten Shelf Take-Down (including any Marketed Underwritten Shelf Take-Down), in the event that a Shelf Holder otherwise would be entitled to participate in such Underwritten Shelf Take-Down pursuant to Section 2(d)(iii) or Section 2(d)(iv), as the case may be, the right of such Shelf Holder to participate in such Underwritten Shelf Take-Down shall be conditioned upon such Shelf Holder’s right of participation in such underwriting and the inclusion of such Shelf Holder’s Registrable Securities in the underwriting to the extent provided and requested herein. The Corporation shall, together with all Shelf Holders and Third Party Shelf Holders of Registrable Securities of the Corporation proposing to distribute their securities through such Underwritten Shelf Take-Down, enter into an underwriting agreement in customary form with the underwriter or underwriters selected in accordance with Section 2(d)(ii)(a). Notwithstanding any other provision of this Section 2, if the underwriter shall advise the Corporation that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten in a Underwritten Shelf Take-Down, then the Corporation shall so advise all Shelf Holders and Third Party Shelf Holders of Registrable Securities that have requested to participate in such Underwritten Shelf Take-Down, and the number of Registrable Securities that may be included in such Underwritten Shelf Take Down shall be allocated first pro rata among such Shelf Holders and second pro rata among the Third Party Shelf Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Shelf Holders and Third Party Shelf Holders at the time of such Underwritten Shelf Take-Down; provided, that any Registrable Securities thereby allocated to a Shelf Holder or Third Party Shelf Holder that exceeds such Shelf Holder’s or Third Party Shelf Holder’s request shall be reallocated among the remaining Shelf Holders and Third Party Shelf Holders in like manner. No Registrable Securities excluded from an Underwritten Shelf Take-Down by reason of the underwriter’s marketing limitation shall be included in such underwritten offering.

(iii)           Marketed Underwritten Shelf Take-Downs. The Shelf Take-Down Initiating Holder submitting an Underwritten Shelf Take-Down Notice shall indicate in such notice that it delivers to the Corporation pursuant to Section 2(d)(ii) whether it intends for such Underwritten Shelf Take-Down to be Marketed (a “Marketed Underwritten Shelf Take-Down”); provided, that any such Marketed Underwritten Shelf Take-Down shall be deemed to be, for purposes of Section 3(a), a Demand Registration. Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, the Corporation shall promptly (but in any event no later than 5:00 p.m., New York City time, on (x) the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for the Marketed Underwritten Shelf Take-Down is expected to be finalized and (y) the second trading day prior to the date on which the pricing of the relevant a Marketed Underwritten Shelf Take-Down occurs) give written notice of such Marketed Underwritten Shelf Take-Down to all other Eligible Take-Down Holders of Registrable Securities under such Shelf Registration Statement and any such Eligible Take-Down Holders requesting inclusion in such Marketed Underwritten Shelf Take-Down must respond in writing by 5:00 p.m., New York City time, on the earlier of (I) the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for the relevant Marketed Underwritten Shelf Take-Down is expected to be finalized and (II) the trading day prior to the date on which the pricing of the relevant Marketed Underwritten Shelf Take-Down occurs. Each such Eligible Take-Down Holder that timely delivers any such request shall be permitted to sell in such Marketed Underwritten Shelf Take-Down subject to the terms and conditions of Section 2(d)(ii).

(iv)           Non-Marketed Underwritten Shelf Take-Downs and Non-Underwritten Shelf Take-Downs.

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(a)            Any Shelf Take-Down Initiating Holder may initiate a (x) Non-Marketed Underwritten Shelf Take-Down or a (y) Shelf Take-Down that is not an Underwritten Shelf Take-Down (a Shelf Take-Down referred to in (x) or (y) is referred to as a “Restricted Shelf Take-Down”) by providing written notice thereof to the Corporation and, to the extent required by Section 2(d)(iv)(b), all other Eligible Take-Down Holders; provided, that any such Restricted Shelf Take-Down must involve the offer and sale by such Shelf Take-Down Initiating Holders of Registrable Securities having a reasonably anticipated net aggregate offering price (after deduction of underwriter commissions and offering expenses) of at least $15,000,000, unless such Restricted Shelf Take-Down is for all of the Registrable Securities then held by the Initiating Holders and their respective Permitted Transferees (in which case there is no minimum other than the inclusion of all of such Registrable Securities). Any notice delivered pursuant to the immediately preceding sentence shall include (i) the total number of Registrable Securities expected to be offered and sold in such Shelf Take-Down and (ii) the expected timing and plan of distribution of such Shelf Take-Down. For the avoidance of doubt, an Eligible Take-Down Holder that is not a Shelf Take-Down Initiating Holder cannot initiate an Underwritten Shelf Take-Down.

(b)            With respect to each Restricted Shelf Take-Down, the Shelf Take-Down Initiating Holder initiating such Restricted Shelf Take-Down shall provide written notice (a “Restricted Shelf Take-Down Notice”) of such Restricted Shelf Take-Down to the Corporation and all other Eligible Take-Down Holders promptly (but in any event no later than 5:00 p.m., New York City time two (2) Business Days prior to the completion of such Restricted Shelf Take-Down) which Restricted Shelf Take-Down Notice shall set forth (w) the total number of Registrable Securities expected to be offered and sold in such Restricted Shelf Take-Down, (x) the expected timing and plan of distribution of such Restricted Shelf Take-Down, (y) an invitation to each Eligible Take-Down Holder to elect (such Eligible Take-Down Holders who make such an election being “Take-Down Tagging Holders” and, together with the Shelf Take-Down Initiating Holders and all other Persons (other than any Affiliates of the Shelf Take-Down Initiating Holders) who otherwise are Transferring, or have exercised a contractual or other right to Transfer, Registrable Securities in connection with such Restricted Shelf Take-Down, the “Restricted Take-Down Selling Holders”) to include in the Restricted Shelf Take-Down Registrable Securities held by such Take-Down Tagging Holder (but subject to Section 2(d)(ii)(b)) and (z) the action or actions required (including the timing thereof) in connection with such Restricted Shelf Take-Down with respect to each Eligible Take-Down Holder that elects to exercise such right (including the delivery of one or more stock certificates representing Registrable Securities of such Eligible Take-Down Holder to be sold in such Restricted Shelf Take-Down).

(c)            Upon delivery of a Restricted Shelf Take-Down Notice, each Eligible Take-Down Holder may elect to sell Registrable Securities in such Restricted Shelf Take-Down, at the same price per Registrable Security and pursuant to the same terms and conditions with respect to payment for the Registrable Securities as agreed to by the Shelf Take-Down Initiating Holders, by sending an irrevocable written notice (a “Take-Down Participation Notice”) to the Shelf Take-Down Initiating Holders within the time period specified in such Restricted Shelf Take-Down Notice, indicating his, her or its election to sell up to the number of Registrable Securities in the Restricted Shelf Take-Down specified by such Eligible Take-Down Holder in such Take-Down Participation Notice (but, in all cases, subject to Section 2(d)(ii)(b)). Following the time period specified in such Restricted Shelf Take-Down Notice, each Take-Down Tagging Holder that has delivered a Take-Down Participation Notice shall be permitted to sell in such Restricted Shelf Take-Down on the terms and conditions set forth in the Restricted Shelf Take-Down Notice, concurrently with the Shelf Take-Down Initiating Holders and the other Restricted Take-Down Selling Holders, the number of Registrable Securities calculated pursuant to Section 2(d)(ii)(b). For the avoidance of doubt, it is understood that in order to be entitled to exercise his, her or its right to sell Registrable Securities in a Restricted Shelf Take-Down pursuant to this Section 2(d)(iv), each Take-Down Tagging Holder must agree to make the same representations, warranties, covenants, indemnities and agreements, if any, as the Shelf Take-Down Initiating Holders agree to make in connection with the Restricted Shelf Take-Down, with such additions or changes as are required of such Take-Down Tagging Holder by the underwriters.

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(d)            Notwithstanding the delivery of any Restricted Shelf Take-Down Notice, for the first two (2) years following the consummation of the IPO, (i) all determinations as to whether to complete any Restricted Shelf Take-Down and as to the timing of such Restricted Shelf Take-Down shall be at the sole discretion of the Brookwood Holders and (ii) all determinations with respect to the manner, price and other terms and conditions of any Restricted Shelf Take-Down shall be at the sole discretion of the Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Restricted Shelf Take-Down (the “Majority Holders”) (after reasonable consultation with the Brookwood Holders to the extent the Brookwood Holders are participating therein and are not the Majority Holders). Following the two (2) year anniversary of the consummation of the IPO and notwithstanding the delivery of any Restricted Shelf Take-Down Notice, all determinations with respect to the manner, price and other terms and conditions of any Restricted Shelf Take-Down shall be at the sole discretion of the Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Restricted Shelf Take-Down. Each of the Eligible Take-Down Holders agrees to reasonably cooperate with each Shelf Take-Down Initiating Holder and each other Eligible Take-Down Holder to establish notice, delivery and documentation procedures and measures to facilitate such other Eligible Take-Down Holder’s participation in future potential Restricted Shelf Take-Downs pursuant to this Section 2(d)(v)(a).

(e)            Notwithstanding anything herein to the contrary, for any Shelf Take-Downs that do not constitute Restricted Shelf Take-Downs, all determinations as to the timing, manner, price and other terms and conditions of any Shelf Take-Downs that do not constitute Restricted Shelf Take-Downs shall be at the sole discretion of the Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Shelf Take-Down (after reasonable consultation with the Brookwood Holders to the extent the Brookwood Holders are participating therein and are not the Holders that own a majority of the Registrable Securities to be offered for sale in such Shelf Take-Down).

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Section 3.                Demand Registration; Restrictions on Registered Offerings.

(a)            Holders’ Demand for Registration. If, following the consummation of the IPO, the Corporation shall receive a written demand from the Brookwood Holders that the Corporation effect any registration other than a shelf registration or a Shelf Take-Down (a “Demand Registration”) of Registrable Securities held by such Holder(s) having a reasonably anticipated net aggregate offering price (after deduction of underwriter commissions and offering expenses) of at least, in the case of a Demand Registration, $50,000,000 unless such registration is for all of the Registrable Securities then held by the Initiating Holders and their respective Permitted Transferees (in which case there is no minimum other than the inclusion of all of such Registrable Securities), the Corporation shall:

(i)             promptly (but in any event within ten (10) days prior to the date such registration becomes effective under the Securities Act) give written notice of the proposed registration to all other Eligible Demand Participation Holders; and

(ii)            use its reasonable best efforts to effect such registration as soon as practicable as will permit or facilitate the sale and distribution of all or such portion of such Initiating Holder(s)’ Registrable Securities as are specified in such demand, together with all or such portion of the Registrable Securities of any other Eligible Demand Participation Holders joining in such demand as are specified in a written demand received by the Corporation within five (5) days after such written notice is given; provided, that the Corporation shall not be obligated to file any Registration Statement or other disclosure document pursuant to this Section 3 (but shall be obligated to continue to prepare such Registration Statement or other disclosure document) if the Corporation shall furnish to such Eligible Demand Participation Holders a certificate signed by the chief executive officer or equivalent senior executive of the Corporation, stating that the filing or effectiveness of such Registration Statement would require the Corporation to make an Adverse Disclosure, in which case the Corporation shall have an additional period (each, a “Demand Delay”) of not more than sixty (60) days (or such longer period as may be agreed upon by the Initiating Holders) within which to file such Registration Statement; provided, however, that, unless consented to in writing by the Initiating Holders, the Corporation shall not exercise, in any twelve (12) month period, (x) more than two (2) Demand Delays pursuant to this Section 3(a)(ii) and Shelf Suspensions pursuant to 2(c) in the aggregate or (y) aggregate Demand Delays pursuant to this Section 3(a)(ii) and Shelf Suspensions pursuant to Section 2(c) of more than one hundred twenty (120) days. Each Eligible Demand Participation Holder shall keep confidential the fact that a Demand Delay is in effect, the certificate referred to above and its contents for the permitted duration of the Demand Delay or until otherwise notified by the Corporation, except (A) for disclosure to such Eligible Demand Participation Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law.

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(b)            Underwriting. If the Initiating Holder(s) intend to distribute the Registrable Securities covered by their demand by means of an underwritten offer, they shall so advise the Corporation as part of their demand made pursuant to this Section 3, and the Corporation shall include such information in the written notice referred to in Section 3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. The Corporation shall, together with all holders of Registrable Securities of the Corporation proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Initiating Holder owning a majority of the Registrable Securities to be offered for sale in such underwriting by the Initiating Holders and reasonably satisfactory to the Corporation. Notwithstanding any other provision of this Section 3, if the underwriter shall advise the Corporation that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then the Corporation shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated pro rata among such Holders and other holders of Registrable Securities exercising a contractual right pursuant to this Section 3 to dispose of Registrable Securities in such underwriting thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such persons at the time of filing the Registration Statement. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Corporation may include securities for its own account (or for the account of any other Persons) in such registration if the underwriter so agrees and if the number of Registrable Securities would not thereby be limited. The per security offering price in a Demand Registration shall be determined by the holder of the majority of the Registrable Securities included in such registration.

(c)            Effective Registration. The Corporation shall be deemed to have effected a Demand Registration if the Registration Statement pursuant to such registration is declared effective by the SEC and remains effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by a participating Holder.

Section 4.                Piggyback Registration.

(a)            If at any time or from time to time the Corporation shall determine to register any of its equity securities, either for its own account or for the account of security holders (other than (1) in a registration relating solely to employee benefit plans, (2) a Registration Statement on Form S-4 or S-8 (or such other similar successor forms then in effect under the Securities Act), (3) a registration pursuant to which the Corporation is offering to exchange its own securities for other securities, (4) a Registration Statement relating solely to dividend reinvestment or similar plans, (5) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of the Corporation or any Subsidiary that are convertible for shares of Class A Common Stock or for Common Units and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provision) of the Securities Act may resell such notes and sell the shares of Class A Common Stock or the Common Units into which such notes may be converted or (6) a registration pursuant to Section 2 or Section 3 hereof) the Corporation shall:

(i)             promptly (but in no event less than ten (10) days before the effective date of the relevant Registration Statement) give notice to each of the Holders; and

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(ii)            include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within five (5) days after receipt of such written notice from the Corporation by any Holder except as set forth in Section 4(b) below.

(b)            Underwriting. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Holders as a part of the written notice given pursuant to Section 4(a)(i). In such event the right of any Holder to registration pursuant to this Section 4 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to dispose of their Registrable Securities through such underwriting, together with the Corporation and the other parties distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Corporation. Notwithstanding any other provision of this Section 4, if the underwriters shall advise the Corporation that marketing factors (including, without limitation, an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then the Corporation may limit the number of Registrable Securities to be included in the registration and underwriting, subject to the terms of this Section 4. The Corporation shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated in the following manner: first, to the Corporation and second, to the Holders and other holders of Registrable Securities exercising a contractual right pursuant to this Section 4 to dispose of Registrable Securities in such underwriting on a pro rata basis based on the total number of Registrable Securities held by such persons; provided, that any Registrable Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders and other requesting holders of Registrable Securities in like manner. No such reduction shall (i) reduce the securities being offered by the Corporation for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration to below twenty-five percent (25%) of the total amount of Class A Common Stock included in such registration, unless such offering does not include Class A Common Stock of any other selling security holders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. For the avoidance of doubt, nothing in this Section 4(b) is intended to diminish the number of securities to be included by the Corporation in the underwriting.

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(c)            Right to Terminate Registration. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

Section 5.                Expenses of Registration. All Registration Expenses incurred in connection with all registrations effected pursuant to Section 2, Section 3 or Section 4, shall be borne by the Corporation; provided, however, that the Corporation shall not be required to pay stock transfer taxes, underwriters’ discounts or selling commissions relating to Registrable Securities; provided, further, that the Registration Expenses incurred by the Holders (except for the Brookwood Holders) which are to be borne by the Corporation shall be limited to the Registration Expenses incurred in connection with registrations effected pursuant to Section 2(d)(iii) and Section 3 only.

Section 6.                Obligations of the Corporation. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

(a)            prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective for (x) the lesser of one hundred eighty (180) days or until the Holder or Holders have completed the distribution relating thereto or (y) for such longer period as may be prescribed herein;

(b)            prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by sellers thereof set forth in such Registration Statement;

(c)            permit any Holder that (in the good faith reasonable judgment of such Holder) might be deemed to be a controlling person of the Corporation to participate in good faith in the preparation of such Registration Statement and to cooperate in good faith to include therein material, furnished to the Corporation in writing, that in the reasonable judgment of such Holder and its counsel should be included;

(d)            furnish to the Holders such numbers of copies of the Registration Statement and the related Prospectus, including all exhibits thereto and documents incorporated by reference therein and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(e)            in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

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(f)            notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably possible after notice thereof is received by the Corporation of any written comments by the SEC or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or such prospectus or for additional information;

(g)            notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(h)            upon the occurrence of any event contemplated by Section 6(g) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i)             notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably practicable after notice thereof is received by the Corporation of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final prospectus or the initiation or threatening of any proceedings for such purposes, or any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(j)            use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(k)            make available for inspection by each Holder including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, as such parties may reasonably request, and cause the Corporation’s officers, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

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(l)             use its reasonable best efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by such Registration Statement, the underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the “Blue Sky” or securities laws of each state and other jurisdiction of the United States as any such Holder or underwriters, if any, or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by Section 2(b) and Section 2(c), as applicable; provided, that the Corporation shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action which would subject it to taxation or service of process in any such jurisdiction where it is not then so subject;

(m)           obtain for delivery to the Holders of Registrable Securities covered by such Registration Statement and to the underwriters, if any, an opinion or opinions from counsel for the Corporation, dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such holders or underwriters, as the case may be, and their respective counsel;

(n)            in the case of an underwritten offering, obtain for delivery to the Corporation and the underwriters, with copies to the Holders of Registrable Securities included in such Registration, a “comfort letter” from the Corporation’s independent certified public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

(o)            use its reasonable best efforts to list the Registrable Securities that are covered by such Registration Statement with any national securities exchange or automated quotation system on which the Shares are then listed;

(p)            provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(q)            cooperate with Holders including Registrable Securities in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, if such Registrable Securities are to be sold in certificated form, such certificates to be in such denominations and registered in such names as such Holders or the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities;

(r)            use its reasonable best efforts to comply with all applicable securities laws and make available to its Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder; and

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(s)            in the case of an underwritten offering, cause the senior executive officers of the Corporation to participate in the customary “road show” presentations that may be reasonably requested by the underwriters and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto.

Section 7.                Indemnification.

(a)            The Corporation shall, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities and each of such Holder’s officers, managers, trustees, employees, partners, managers, members, equityholders, beneficiaries, affiliates and agents and each Person, if any, who controls such Holder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any registration, qualification, compliance or sale effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on (A) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, Free Writing Prospectus or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, compliance or sale effected pursuant to this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (B) any violation or alleged violation by the Corporation of any federal, state or common law rule or regulation applicable to the Corporation in connection with any such registration, qualification, compliance or sale, or (C) any failure to register or qualify Registrable Securities in any state where the Corporation or its agents have affirmatively undertaken or agreed in writing (including pursuant to Section 6(l)) that the Corporation (the undertaking of any underwriter being attributed to the Corporation) shall undertake such registration or qualification on behalf of the Holders of such Registrable Securities (provided, that in such instance the Corporation shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) and shall reimburse, as incurred, each such Holder, each such underwriter and each such manager, officer, trustee, employee, partner, manager, member, equityholder, beneficiary, affiliate, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that the Corporation shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to the Corporation by such Holder or underwriter expressly for use therein.

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(b)            Each Holder (if Registrable Securities held by or issuable to such Holder are included in such registration, qualification, compliance or sale pursuant to this Agreement) does hereby undertake to indemnify and hold harmless, severally and not jointly, the Corporation, each of its officers, managers, employees, equityholders, affiliates and agents and each Person, if any, who controls the Corporation within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each underwriter, if any, and each Person who controls any underwriter, of the Corporation’s securities covered by such a Registration Statement, and each other Holder, each of such other Holder’s officers, managers, employees, partners, equityholders, affiliates and agents and each Person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, Free Writing Prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and shall reimburse, as incurred, the Corporation, each such underwriter, each such other Holder, and each such officer, manager, trustee, employee, partner, equityholder, beneficiary, affiliate, agent and controlling person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, Free Writing Prospectus or other document, in reliance upon and in conformity with written information that (i) relates to such Holder in its capacity as a selling security holder and (ii) was furnished to the Corporation by such Holder expressly for use therein; provided, however, that the aggregate liability of each Holder hereunder shall be limited to the gross proceeds after underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this Section 7(b).

Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may retain its own counsel at the Indemnifying Party’s expense if (i) representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding and (ii) if the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Party; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7, except to the extent that such failure to give notice materially prejudices the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation and (ii) does not include any recovery (including any statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party) other than monetary damages, and provided that any sums payable in connection with such settlement are paid in full by the Indemnifying Party.

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(c)            In order to provide for just and equitable contribution in case indemnification is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Holder will be required to contribute any amount in excess of the gross proceeds after underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(d)            The indemnities provided in this Section 7 shall survive the Transfer of any Registrable Securities by such Holder.

Section 8.                Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Corporation such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Corporation may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 9.                Transfer of Registration Rights. Any Holder may assign or otherwise convey the rights contained in Section 2, Section 3 and Section 4 hereof to cause the Corporation to register the Registrable Securities and comply with its other obligations hereunder if, after such assignment or conveyance, the applicable transferee holds at least 5% of the outstanding Class A Common Stock (assuming redemption and exchange of all Common Units held other than by the Corporation for shares of Class A Common Stock).

Section 10.              Delay of Registration. No Holder shall have any right to obtain, and hereby waives any right to seek, an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

Section 11.              Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Corporation shall not, without the prior written consent of the Brookwood Holders, enter into any agreement with any holder or prospective holder of any securities of the Corporation that would allow such holder or prospective holder to (i) require the Corporation to effect a registration or (ii) include any securities in any registration filed under Section 2, Section 3 and Section 4 hereof.

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Section 12.              Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Corporation, following the IPO, agrees to use its reasonable best efforts to:

(a)            make and keep current public information available, within the meaning of Rule 144 (or any similar or analogous rule) promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

(b)            file with the SEC, in a timely manner, all reports and other documents required of the Corporation under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

(c)            so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: (i) a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 (at any time commencing ninety (90) days after the effective date of the first registration filed by the Corporation for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Corporation; and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

Section 13.              “Market Stand Off” Agreement. Each Holder hereby agrees that with respect to underwritten offerings only (other than the IPO), such period beginning seven (7) days immediately preceding and ending no more than ninety (90) days following the effective date of a registration statement of the Corporation (or, in the case of an Underwritten Shelf Take-Down, following the date of the filing or effectiveness of a preliminary prospectus or prospectus supplement relating to such underwritten offering (or if there is no such filing, the first contemporaneous press release announcing commencement of such underwritten offering)) or such shorter period as the applicable Initiating Holder may agree to with the underwriter or underwriters of such underwritten offering (provided, that, in each case, such period shall not exceed forty five (45) days following such effective date, date of filing, effectiveness or first contemporaneous press release without the prior written consent of the Brookwood Holders), such Holder or its Affiliates shall not sell, pledge, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period except Registrable Securities included in such registration. Each Holder agrees that it shall deliver to the underwriter or underwriters for any offering to which this Section 13 applies a customary agreement (with customary terms, conditions and exceptions) that is substantially similar to the agreement delivered to the underwriter or underwriters as the agreements delivered by each of the Brookwood Holders reflecting its agreement set forth in this Section 13.

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Section 14.              Termination of Registration Rights. The rights of any particular Holder to cause the Corporation to register securities under Section 2, Section 3 or Section 4 hereof shall terminate as to any Holder on the date that such Holder no longer beneficially owns any Registrable Securities.

Section 15.              Additional Parties; Joinder. Subject to the prior written consent of each Holder, the Corporation may make any Person who acquires Class A Common Stock or rights to acquire Class A Common Stock from the Corporation after the date hereof (including without limitation any Person who acquires Common Units) a party to this Agreement (each such Person, an “Additional Holder”) and to succeed to all of the rights and obligations of a Holder under this Agreement by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Additional Holder, the Class A Common Stock of the Corporation acquired by such Additional Holder or issuable upon redemption or exchange of Common Units acquired by such Additional Holder (the “Acquired Common”) shall be Registrable Securities to the extent provided herein, such Additional Holder shall be a Holder under this Agreement with respect to the Acquired Common, and the Corporation shall add such Additional Holder’s name and address to the Schedule of Holders and circulate such information to the parties to this Agreement.

Section 16.              Transfer of Registrable Securities. No assignment or transfer of any Holder’s rights, duties and obligations hereunder shall be binding upon or obligate the Corporation, and no Transferee shall be deemed a Holder hereunder, unless and until the Corporation shall have received a Joinder, duly executed by such Transferee, agreeing to be bound by the terms of this Agreement. Any transfer or attempted transfer of any Holder’s rights, duties and obligations hereunder in violation of any provision of this Agreement shall be void, and the Corporation, in its sole discretion, may refuse to acknowledge or sign any Joinder entered into in violation of any provision of this Agreement.

Section 17.              MNPI Provisions.

(a)            Each Holder acknowledges that the provisions of this Agreement that require communications by the Corporation or other Holders to such Holder may result in such Holder and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Corporation’s securities is pending or the number of Corporation securities to be offered by, or the identity of, the selling Holders).

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(b)            Each Holder agrees that it will maintain the confidentiality of such MNPI and, to the extent such Holder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (“Policies”); provided that a holder may deliver or disclose MNPI to (i) its directors, officers, employees, agents, attorneys, members, affiliates and financial and other advisors (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (ii) any federal or state regulatory authority having jurisdiction over such Holder, (iii) any Person if necessary to effect compliance with any law, rule, regulation or order applicable to such Holder, (iv) in response to any subpoena or other legal process, or (v) in connection with any litigation to which such Holder is a party; provided further, that in the case of clause (i), the recipients of such MNPI are subject to the Policies or agree to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 17 and that in the case of clauses (ii) through (v), such disclosure is required by law and such Holder shall promptly notify the Corporation of such disclosure to the extent such Holder is legally permitted to give such notice.

(c)            Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Corporation or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Corporation a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Corporation and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Corporation or such other Holders reasonably expect would result in a Holder acquiring MNPI. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Corporation an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Corporation arising in connection with any such Opt-Out Requests.

Section 18.              General Provisions.

(a)            Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified, terminated or waived only with the prior written consent of the Corporation and the Brookwood Holders; provided that no such amendment, modification, termination or waiver that would materially and adversely affect a Holder in a manner materially different than any other Holder (provided that the accession by Additional Holders to this Agreement pursuant to Section 15 shall not be deemed to adversely affect any Holder), shall be effective against such Holder without the consent of such Holder that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)            Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

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(c)            Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)            Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)            Successors and Assigns. This Agreement shall bind and inure to the benefit and be enforceable by the Corporation and its successors and assigns and the Holders and their respective successors and assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent or successor Holder.

(f)            Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient but, if not, then on the next Business Day, (iii) one (1) Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three (3) Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Corporation at the address specified below and to any party subject to this Agreement at such address as indicated on the Schedule of Holders, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by providing prior written notice of the change to the sending party as provided herein. The Corporation’s address is:

Yesway, Inc.
2301 Eagle Parkway

Fort Worth, TX 76177

Attn: General Counsel

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With a copy to:

Latham & Watkins LLP
1271 Avenue of Americas

New York, NY 10020
Attn: Ian D. Schuman, Esq., Stelios G. Saffos, Esq. and Drew Capurro, Esq.
Facsimile: (212) 751-4864

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(g)            Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the immediately following Business Day.

(h)            Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i)             MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j)             CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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(k)            No Recourse. Notwithstanding anything to the contrary in this Agreement, the Corporation and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)             Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(m)           No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n)            Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(o)            Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p)            Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q)            No Inconsistent Agreements. The Corporation shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

* * * * *

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

YESWAY, INC.

By:
Name:	Thomas N. Trkla
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

BW GAS & CONVENIENCE AGGREGATOR, LP

By:
Name:
Title:

BW GAS & CONVENIENCE AGGREGATOR II, LP

By:
Name:
Title:

BW GAS & CONVENIENCE AGGREGATOR III, LP

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE OF HOLDERS

Holder	Holder Affiliation
BW GAS & CONVENIENCE AGGREGATOR, LP	Brookwood Holder
BW GAS & CONVENIENCE AGGREGATOR II, LP	Brookwood Holder
BW GAS & CONVENIENCE AGGREGATOR III, LP	Brookwood Holder

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of __________, 202__ (as the same may hereafter be amended, the “Registration Rights Agreement”), among Yesway, Inc., a Delaware corporation (the “Corporation”), and the other persons named as parties therein.

By executing and delivering this Joinder to the Corporation, and upon acceptance hereof by the Corporation upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein. The Corporation is directed to add the address below the undersigned’s signature on this Joinder to the Schedule of Holders attached to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the day of _______________, 20__.

Signature of Stockholder

Print Name of Stockholder
Its:

Address:

Agreed and Accepted as of _______________, 20__

Yesway, Inc.

By:
Name:
Its: